Putnam
Capital
Appreciation
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

In one additional piece of news, we would like to note that your fund, which had been closed to new investors since June 1998, recently re-opened. The fund's management team is monitoring the situation carefully and, depending on asset flows and market conditions, may recommend closing it again. As always, we will keep you informed of our decisions on this matter.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGERS

Michael K. Arends
Joseph P. Joseph
Thomas Haslett

Putnam Capital Appreciation Fund concluded its 2000 fiscal year on solid ground despite a market environment that has changed considerably since our last report six months ago. At the fiscal year's midpoint, we highlighted the skyrocketing performance of technology stocks and U.S. market indexes that were headed into record territory. This momentum continued into 2000 but reversed sharply in the last two months of your fund's fiscal year.

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
  10.65%   4.27%    9.90%   4.90%   10.07%   6.20%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* VOLATILITY CONTINUES TO PLAGUE MARKETS

The decline was swift and dramatic and came as the major stock market indexes were posting record-breaking performance. The Nasdaq Composite Index, a common measure of technology stocks, closed 1999 with an 85.6% return, the biggest annual gain for a major market index in U.S. history. In addition, the Dow Jones Industrial Average and the Standard & Poor's 500 Index, which measure the performance of large-company stocks, posted double-digit gains for a record fifth straight year. Despite the volatility, we remain committed to our strategic stock selection process and our search for fundamentally strong companies with attractive stock prices.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electronics                13.7%

Pharmaceuticals             7.8%

Communications
equipment                   7.5%

Banking                     6.8%

Software                    5.7%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


Beginning in mid March, a number of factors were combining to create weakness in the stock market. Perhaps most alarming to investors was an April 14 report on the consumer price index that indicated inflation could be on the rise. This report was a catalyst for investors who had been sorting through other potentially negative news, including the Microsoft antitrust judgment, some disappointing earnings announcements, and press reports that many stocks, especially in the technology sector, were overvalued. It is important to note that such volatility is a natural part of stock market investing and we believe the economy and the fund's holdings remain fundamentally strong. In fact, the recent turbulence enabled us to purchase shares of solid companies at attractively low prices.

* ESTABLISHED TECH COMPANIES CONTRIBUTED TO RETURNS

During the fiscal year, the pervasive influence of technology and especially the Internet touched almost every growth sector. In the past year, approximately 150,000 new Internet users worldwide went online each day and more than 61 million U.S. homes are now connected to the Internet. We targeted a number of companies that capitalized on this growth, most notably large, established firms such as Cisco Systems, Intel Corporation, and Sun Microsystems.

Cisco is a computer networking giant with products, such as high-speed routers, designed to efficiently send large amounts of information across computer networks. Intel produces semiconductor chips that are integral to the performance of computers, servers, and networking products. Sun provides products and services for building and maintaining computer networks. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Despite the Nasdaq selloff in April and May, we maintain a positive outlook for the technology stocks in the fund's portfolio. Demand for high-tech products and services continues to explode worldwide, and companies that wish to remain competitive are recognizing that new technology is essential for improving efficiency, increasing productivity, and cutting costs.

* STREAMLINED PORTFOLIO BOOSTS GROWTH POTENTIAL

As we noted at the fiscal year's midpoint, we have reduced the number of fund holdings in an effort to achieve greater long-term growth potential. The fund invests in companies of all sizes, and as of the period's end, the greatest portion of the portfolio was invested in large-company stocks. We target companies with fundamentally sound business models, leadership positions in their industries, and strong management teams. In addition, we seek companies whose stock prices are attractive relative to their long-term fundamental prospects.


"Our commitment to a disciplined investment process did not shift in response to these short-term market fluctuations."

-- Michael K. Arends, portfolio manager


One notable example in the portfolio's pharmaceutical sector is Pfizer, Inc. In addition to impressive products, such as the male impotence drug Viagra and Lipitor, a top-selling cholesterol-lowering treatment, Pfizer enhances its profitability through cross- licensing, in which it markets and sells drugs developed by other companies and shares in the resulting profits. We believe that Pfizer's purchase of competitor Warner-Lambert Co. also contributes to its long-term growth potential. The combination of these two companies should result in impressive research and development advances, effective cost-cutting programs, and improved sales. After the merger, expected in July, the combined company should have 8 products with greater than $1 billion in worldwide sales.

* FINANCIAL SECTOR OUTLOOK MAY IMPROVE

Contributing to the market volatility at the end of the period were investor concerns about rising interest rates. In the past year, the Federal Reserve Board has raised short-term interest rates six times in an effort to slow the U.S. economy and hold off inflation. While earlier increases had been in quarter-point increments, on May 16, rates were raised by half a percentage point, the first increase of that size in more than five years.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Sears, Roebuck & Co.
Retail

Tyco International, Ltd.
Conglomerates

AT&T Corp.-Liberty Media
Cable television

Intel Corp.
Electronics

General Electric Co.
Conglomerates

Pfizer, Inc.
Pharmaceuticals

Viacom, Inc., Class B
Entertainment

LSI Logic Corp.
Electronics

Cisco Systems, Inc.
Communications equipment

Footnote reads:
These holdings represent 22.1% of the fund's net assets as of 5/31/00. Portfolio holdings will vary over time.


While financial companies performed poorly in this rising-rate environment, we believe stocks in this sector are now positioned to improve. We believe the Federal Reserve is nearing the end of its rate increases and we do not expect major inflationary pressures for the remainder of the year. This is a positive backdrop for stocks such as Firstar Corporation, a bank holding company formed when three smaller banks merged. Their pooled resources have resulted in operational efficiencies, enhanced research capabilities, and improved client service.

* FOCUS ON STRATEGY CONTINUES

As the period came to a close, U.S. financial markets were showing signs of recovery after the sharp declines of April and May. As always, our commitment to a disciplined investment process did not shift in response to these short-term fluctuations. Our outlook for the next fiscal year is positive and we are confident that the companies in the fund's portfolio remain fundamentally strong. We will continue to employ our bottom-up process of stock selection, in which we focus on the merits and potential of individual companies with less emphasis on broad economic trends.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Capital Appreciation Fund is designed for investors seeking capital appreciation through investments in equities chosen for their growth potential.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                              Class A        Class B         Class M
(inception dates)            (8/5/93)       (11/2/94)       (1/22/96)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                   10.65%   4.27%   9.90%   4.90%  10.07%   6.20%
----------------------------------------------------------------------
5 years                 131.28  117.93  123.31  121.31  125.37  117.41
Annual average           18.26   16.86   17.43   17.22   17.65   16.80
----------------------------------------------------------------------
Life of fund            241.12  221.52  224.80  224.80  229.27  217.87
Annual average           19.71   18.68   18.85   18.85   19.09   18.48
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                       Russell Midcap       S&P 500        Consumer
                        Growth Index         Index        price index
----------------------------------------------------------------------
1 year                     43.72%            10.48%          3.07%
----------------------------------------------------------------------
5 years                   204.56            190.44          12.55
Annual average             24.94             23.76           2.39
----------------------------------------------------------------------
Life of fund              277.13            264.34          18.63
Annual average             21.44             20.83           2.53
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect a voluntary expense limitation previously in effect. Without the limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/5/93

           Fund's class A      S&P 500    Russell Midcap    Consumer price
           shares at POP        Index      Growth Index         index

8/5/93         9,425           10,000         10,000           10,000
5/31/94       12,024           10,437         10,701           10,215
5/31/95       13,902           12,545         12,383           10,540
5/31/96       19,125           16,112         16,499           10,845
5/31/97       23,506           20,851         18,308           11,087
5/31/98       29,774           27,249         22,692           11,274
5/31/99       29,058           32,979         26,241           11,510
5/31/00      $32,152          $36,434        $37,713          $11,863

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $32,480 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $32,927 ($31,787 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                              Class A       Class B         Class M
----------------------------------------------------------------------
Distributions (number)           1             1               1
----------------------------------------------------------------------
Income                        $0.107           --              --
----------------------------------------------------------------------
Capital gains
  Long-term                    0.446         0.446           0.446
----------------------------------------------------------------------
  Short-term                      --            --              --
----------------------------------------------------------------------
Total                         $0.553        $0.446          $0.446
----------------------------------------------------------------------
Share value:                NAV     POP       NAV         NAV     POP
----------------------------------------------------------------------
5/31/99                   $21.93  $23.27    $21.66      $21.70  $22.49
----------------------------------------------------------------------
5/31/00                    23.75   25.20     23.39       23.47   24.32
----------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                             Class A         Class B         Class M
(inception dates)            (8/5/93)       (11/2/94)       (1/22/96)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                   14.53%   7.95%  13.75%   8.75%  14.00%  10.00%
----------------------------------------------------------------------
5 years                 146.17  131.96  137.70  135.70  139.86  131.42
Annual average           19.74   18.33   18.91   18.71   19.12   18.27
----------------------------------------------------------------------
Life of fund            272.57  251.16  254.52  254.52  259.57  247.13
Annual average           21.00   19.97   20.13   20.13   20.38   19.77
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Standard & Poor's 500 Composite Stock Price Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Russell Midcap Growth Index* is composed of all medium and medium/small companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Putnam Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Appreciation Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that
our audits, which included confirmation of   investments owned at May
31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 5, 2000




THE FUND'S PORTFOLIO
May 31, 2000

COMMON STOCKS (99.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            215,800 True North Communications Inc.                                                 $      9,427,763
            205,000 Valassis Communications, Inc. (NON)                                                   6,765,000
                                                                                                   ----------------
                                                                                                         16,192,763

Aerospace/Defense (0.6%)
-------------------------------------------------------------------------------------------------------------------
            269,000 Aeroflex, Inc. (NON)                                                                  9,717,625
             40,000 General Motors Corp. Class H (NON)                                                    3,937,500
                                                                                                   ----------------
                                                                                                         13,655,125

Banking (6.8%)
-------------------------------------------------------------------------------------------------------------------
            225,300 Bank of America Corp.                                                                12,518,231
            191,300 Bank United Corp. Class A                                                             6,862,888
            193,300 City National Corp.                                                                   7,538,700
            175,700 Commerce Bancorp, Inc.                                                                8,060,238
            282,500 Fifth Third Bancorp                                                                  19,210,000
            711,900 Firstar Corp.                                                                        18,197,944
            105,800 Investors Financial Services Corp.                                                    8,545,003
             20,000 M & T Bank Corp.                                                                      8,650,000
             56,400 Morgan (J.P.) & Co., Inc.                                                             7,261,500
            447,600 North Fork Bancorporation, Inc.                                                       7,413,375
             95,600 State Street Corp.                                                                   10,659,400
            105,000 UnionBanCal Corp.                                                                     3,596,250
            342,800 Wells Fargo & Co.                                                                    15,511,700
            199,000 Zions Bancorporation                                                                  9,278,375
                                                                                                   ----------------
                                                                                                        143,303,604

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
            690,900 Coca-Cola Co.                                                                        36,876,788

Biotechnology (0.9%)
-------------------------------------------------------------------------------------------------------------------
            154,600 Cell Genesys, Inc. (NON)                                                              2,763,475
            342,500 Connetics Corp. (NON)                                                                 2,911,250
             30,200 Gilead Sciences, Inc. (NON)                                                           1,651,563
            140,100 Guilford Pharmaceuticals, Inc. (NON)                                                  1,961,400
             50,400 Maxim Pharmaceuticals, Inc. (NON)                                                     1,937,250
             30,600 Medimmune, Inc. (NON)                                                                 4,754,475
                200 Sequenom, Inc. (NON)                                                                      4,100
            110,400 Titan Pharmaceuticals, Inc. (NON)                                                     2,801,400
                                                                                                   ----------------
                                                                                                         18,784,913

Broadcasting (3.6%)
-------------------------------------------------------------------------------------------------------------------
            345,600 AMFM, Inc. (NON)                                                                     23,414,400
             49,400 Clear Channel Communications, Inc. (NON)                                              3,698,825
            167,800 Echostar Communications Corp. Class A (NON)                                           6,701,513
            107,000 Emmis Broadcasting Corp. Class A (NON)                                                3,651,375
             79,900 Entercom Communications Corp. (NON)                                                   3,635,450
          1,107,700 Infinity Broadcasting Corp. Class A (NON)                                            35,031,013
                                                                                                   ----------------
                                                                                                         76,132,576

Building Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------
            243,600 Hexcel Corp. (NON)                                                                    1,887,900

Cable Television (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,123,500 AT&T Corp.-Liberty Media Group Class A (NON)                                         49,785,094
            120,900 Cablevision Systems Corp. Class A (NON)                                               7,571,363
            268,235 MediaOne Group Inc. (NON)                                                            17,921,451
                                                                                                   ----------------
                                                                                                         75,277,908

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
             33,900 CARBO Ceramics, Inc.                                                                  1,059,375
            144,200 du Pont (E.I.) de Nemours & Co., Ltd.                                                 7,065,800
            462,100 Praxair, Inc.                                                                        19,408,200
                                                                                                   ----------------
                                                                                                         27,533,375

Commercial and Consumer Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
            143,400 Heidrick & Struggles International, Inc. (NON)                                        5,888,363
            412,500 Korn/Ferry Intl. (NON)                                                                8,920,313
            436,000 TeleTech Holdings Inc. (NON)                                                         14,279,000
                                                                                                   ----------------
                                                                                                         29,087,676

Communications Equipment (7.5%)
-------------------------------------------------------------------------------------------------------------------
            136,300 ADC Telecommunications Inc. (NON)                                                     9,157,656
             80,200 Advanced Fibre Communications, Inc. (NON)                                             3,689,200
            659,500 Cisco Systems, Inc. (NON)                                                            37,550,281
            167,281 Corning Inc.                                                                         32,358,418
            115,800 Digital Microwave Corp. (NON)                                                         3,235,163
             56,200 Efficient Networks, Inc. (NON)                                                        2,725,700
            547,900 Nokia OYJ ADR (Finland)                                                              28,490,800
            330,200 Nortel Networks Corp.                                                                17,933,988
             84,300 Powerwave Technologies, Inc. (NON)                                                    4,568,006
             41,200 Proxim, Inc. (NON)                                                                    3,597,275
             49,664 Redback Networks Inc. (NON)                                                           4,165,568
            218,700 SpectraLink Corp. (NON)                                                               3,280,500
            126,200 Tellabs, Inc. (NON)                                                                   8,195,113
                100 Turnstone Systems, Inc. (NON)                                                             8,795
                                                                                                   ----------------
                                                                                                        158,956,463

Computers (3.8%)
-------------------------------------------------------------------------------------------------------------------
            299,700 Compaq Computer Corp.                                                                 7,867,125
            530,700 Dell Computer Corp. (NON)                                                            22,886,438
            154,300 EMC Corp.                                                                            17,947,019
             92,000 ONYX Software Corp. (NON)                                                             1,564,000
             92,400 Paradyne Networks, Inc. (NON)                                                         2,598,750
             43,300 Pivotal Corp. (Canada) (NON)                                                            813,228
            347,800 Sun Microsystems, Inc. (NON)                                                         26,650,175
                                                                                                   ----------------
                                                                                                         80,326,735

Conglomerates (4.4%)
-------------------------------------------------------------------------------------------------------------------
            831,705 General Electric Co.                                                                 43,768,476
          1,059,337 Tyco International Ltd.                                                              49,855,048
                                                                                                   ----------------
                                                                                                         93,623,524

Consumer Finance (0.7%)
-------------------------------------------------------------------------------------------------------------------
            319,300 Capital One Financial Corp.                                                          15,086,925

Electric Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
            312,700 Entergy Corp.                                                                         9,068,300

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
             96,100 Excel Technology, Inc. (NON)                                                          3,027,150
              1,500 ONI Systems Corp. (NON)                                                                  37,500
                                                                                                   ----------------
                                                                                                          3,064,650

Electronics (13.7%)
-------------------------------------------------------------------------------------------------------------------
             65,600 Alpha Industries, Inc.                                                                3,021,700
             99,600 Amphenol Corp. (NON)                                                                  4,581,600
             88,900 ARM Holdings PLC (United Kingdom) (NON)                                               2,300,288
             67,500 ASM International NV (Netherlands) (NON)                                              1,746,563
            104,600 Cognex Corp.                                                                          5,654,938
             16,700 CyberOptics Corp. (NON)                                                                 626,250
            220,900 Cypress Semiconductor Corp. (NON)                                                     9,291,606
             20,900 E-Tek Dynamics, Inc. (NON)                                                            3,841,681
              7,085 Flextronics International Ltd. (NON)                                                    385,690
            376,000 Intel Corp.                                                                          46,882,500
            204,900 JDS Uniphase Corp. (NON)                                                             18,031,200
            123,600 Keithley Instruments, Inc.                                                            7,624,575
             24,000 KEMET Corp. (NON)                                                                     1,612,500
            729,100 LSI Logic Corp. (NON)                                                                38,414,456
            420,500 Merix Corp. (NON)                                                                    11,248,375
            281,100 Methode Electronics, Inc.                                                            10,084,463
             33,150 Microchip Technology, Inc. (NON)                                                      1,881,780
            448,900 Micron Technology, Inc.                                                              31,394,944
            118,900 Nanometrics, Inc. (NON)                                                               2,853,600
             20,000 Parthus Technologies PLC ADR (Ireland) (NON)                                            496,250
             75,200 Plexus Corp. (NON)                                                                    6,279,200
             27,500 PMC-Sierra, Inc. (NON)                                                                4,214,375
             69,700 Rambus, Inc. (NON)                                                                   12,284,625
             31,900 Sawtek Inc. (NON)                                                                     2,051,569
             43,800 SDL, Inc. (NON)                                                                       9,923,438
            165,500 Spectra-Physics Lasers, Inc. (NON)                                                    6,516,563
            147,000 STMicroelectronics N.V. ADR (France)                                                  8,801,625
            311,200 Texas Instruments, Inc.                                                              22,484,200
             44,800 TranSwitch Corp. (NON)                                                                2,805,600
             60,000 Virata Corp. (NON)                                                                    2,475,000
            136,300 Xilinx, Inc. (NON)                                                                   10,375,838
                                                                                                   ----------------
                                                                                                        290,186,992

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------
            606,100 Baker Hughes, Inc.                                                                   21,971,125
             82,400 BJ Services Co. (NON)                                                                 5,901,900
            285,300 Global Marine, Inc. (NON)                                                             8,077,556
            184,200 Halliburton Co.                                                                       9,394,200
            171,400 Marine Drilling Co., Inc. (NON)                                                       4,927,750
            107,100 Nabors Industries, Inc. (NON)                                                         4,605,300
             87,200 Precision Drilling Corp. (Canada) (NON)                                               3,357,200
            354,800 Schlumberger Ltd.                                                                    26,099,975
                                                                                                   ----------------
                                                                                                         84,335,006

Entertainment (2.0%)
-------------------------------------------------------------------------------------------------------------------
            670,690 Viacom, Inc. Class B (NON)                                                           41,582,780

Financial (5.1%)
-------------------------------------------------------------------------------------------------------------------
            584,100 American Express Co.                                                                 31,431,881
          1,046,750 Citigroup, Inc.                                                                      65,094,766
            180,760 Fannie Mae                                                                           10,868,195
                                                                                                   ----------------
                                                                                                        107,394,842

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            211,600 Quaker Oats Co. (The)                                                                15,565,825

Health Care Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            229,300 Baxter International, Inc.                                                           15,248,450

Household Furniture and Appliances (1.0%)
-------------------------------------------------------------------------------------------------------------------
            787,500 Newell Rubbermaid Inc.                                                               20,671,875

Insurance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            581,000 Allstate Corp.                                                                       15,396,500
            138,750 American International Group, Inc.                                                   15,618,047
                                                                                                   ----------------
                                                                                                         31,014,547

Investment Banking/Brokerage (1.6%)
-------------------------------------------------------------------------------------------------------------------
             84,200 Merrill Lynch & Co., Inc.                                                             8,304,225
             79,600 Morgan Stanley, Dean Witter, Discover and Co.                                         5,726,225
            670,650 Schwab (Charles) Corp.                                                               19,281,188
                                                                                                   ----------------
                                                                                                         33,311,638

Machinery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            199,600 Deere & Co.                                                                           8,295,875
             88,000 Precision Castparts Corp.                                                             4,290,000
                                                                                                   ----------------
                                                                                                         12,585,875

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            166,400 GSI Lumonics, Inc. (Canada) (NON)                                                     3,556,800

Media (1.1%)
-------------------------------------------------------------------------------------------------------------------
            577,200 Disney (Walt) Productions, Inc.                                                      24,350,625

Medical Technology (2.7%)
-------------------------------------------------------------------------------------------------------------------
            150,200 Allergan, Inc.                                                                       10,316,863
             66,700 Avigen, Inc. (NON)                                                                    1,984,325
            505,200 Bausch & Lomb, Inc.                                                                  35,111,400
             53,000 Coherent, Inc. (NON)                                                                  2,994,500
            213,900 Sybron International Corp. (NON)                                                      6,777,956
                                                                                                   ----------------
                                                                                                         57,185,044

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
             75,400 Coastal Corp.                                                                         4,627,675
            299,915 Enron Corp.                                                                          21,856,306
                                                                                                   ----------------
                                                                                                         26,483,981

Oil & Gas (3.3%)
-------------------------------------------------------------------------------------------------------------------
            104,400 Anadarko Petroleum Corp.                                                              5,539,725
            153,300 Apache Corp.                                                                          9,332,138
             87,400 Devon Energy Corp.                                                                    5,227,613
            348,800 ExxonMobil Corp.                                                                     29,059,400
            456,800 Noble Drilling Corp. (NON)                                                           19,813,700
                                                                                                   ----------------
                                                                                                         68,972,576

Paper & Forest Products (0.5%)
-------------------------------------------------------------------------------------------------------------------
            198,900 Sealed Air Corp. (NON)                                                               11,138,400

Pharmaceuticals (7.8%)
-------------------------------------------------------------------------------------------------------------------
            451,700 American Home Products Corp.                                                         24,335,338
            225,700 Johnson & Johnson                                                                    20,200,150
            245,700 Lilly Eli & Co.                                                                      18,703,913
            274,000 NPS Pharmaceuticals, Inc. (NON)                                                       3,322,250
            937,900 Pfizer, Inc.                                                                         41,795,169
            646,460 Pharmacia Corp.                                                                      33,575,516
            413,700 Schering-Plough Corp.                                                                20,012,738
             38,800 United Therapeutics Corp. (NON)                                                       2,483,200
                                                                                                   ----------------
                                                                                                        164,428,274

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Beacon Capital Partners, Inc. (R)                                                    10,250,000

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
            188,500 Buca, Inc. (NON)                                                                      2,627,219

Retail (5.0%)
-------------------------------------------------------------------------------------------------------------------
             97,100 Ames Department Stores, Inc. (NON)                                                    1,153,063
            305,300 CVS Corp.                                                                            13,280,550
            222,400 Duane Reade, Inc. (NON)                                                               6,658,100
             47,800 Michaels Stores, Inc. (NON)                                                           2,046,438
            278,000 RadioShack Corp.                                                                     11,797,625
          1,442,700 Sears, Roebuck & Co.                                                                 53,289,731
            460,000 TJX Cos., Inc. (The)                                                                  9,947,500
            132,800 Too, Inc. (NON)                                                                       3,403,000
            125,500 Whole Foods Market, Inc. (NON)                                                        4,361,125
                                                                                                   ----------------
                                                                                                        105,937,132

Semiconductor (1.5%)
-------------------------------------------------------------------------------------------------------------------
             97,000 Applied Materials, Inc. (NON)                                                         8,099,500
            310,800 LAM Research Corp. (NON)                                                              9,984,450
            157,700 Novellus Systems, Inc. (NON)                                                          7,599,169
             77,400 Teradyne, Inc. (NON)                                                                  6,656,400
                                                                                                   ----------------
                                                                                                         32,339,519

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------------
            106,900 Circle International Group, Inc.                                                      2,017,738

Software (5.7%)
-------------------------------------------------------------------------------------------------------------------
             63,200 Adobe Systems, Inc.                                                                   7,113,950
            225,000 BMC Software, Inc. (NON)                                                              9,900,000
             72,900 Business Objects S.A. (France) (NON)                                                  5,832,000
             70,300 Documentum, Inc. (NON)                                                                3,870,894
             76,100 Entrust Technologies Inc. (NON)                                                       3,709,875
             43,100 Informatica Corp. (NON)                                                               1,734,775
             39,500 ISS Group, Inc. (NON)                                                                 2,923,000
            203,300 Macromedia, Inc. (NON)                                                               16,146,467
             56,200 Micromuse, Inc. (NON)                                                                 5,595,413
            263,800 Microsoft Corp. (NON)                                                                16,503,988
            332,700 Oracle Corp. (NON)                                                                   23,912,813
            106,700 Rational Software Corp. (NON)                                                         7,822,444
            133,750 VERITAS Software Corp. (NON)                                                         15,581,875
                                                                                                   ----------------
                                                                                                        120,647,494

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            106,600 FactSet Research Systems, Inc.                                                        2,744,950

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------------
            126,900 Sprint Corp.                                                                          7,677,433
            198,100 Vodafone AirTouch PLC (United Kingdom)                                                9,075,456
            405,800 Worldcom, Inc. (NON)                                                                 15,268,225
                                                                                                   ----------------
                                                                                                         32,021,114
                                                                                                   ----------------
                    Total Common Stocks (cost $1,773,158,607)                                      $  2,115,457,921

SHORT-TERM INVESTMENTS (--%) (a) (cost $147,812)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      150,000 U.S. Treasury Note effective yield of 5.77%, August 31, 2000 (SEG)             $        147,812
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,773,306,419) (b)                                    $  2,115,605,733
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,116,958,695.

  (b) The aggregate identified cost on a tax basis is $1,787,921,263, resulting in gross unrealized appreciation and depreciation of $415,373,813 and $87,689,343, respectively, or net unrealized appreciation of $327,684,470.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

----------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000

                                Aggregate Face   Expiration      Unrealized
                Total Value          Value          Date        Appreciation
----------------------------------------------------------------------------
S&P 500 Index
(long)          $2,488,850        $2,427,345       Jun-00         $61,505
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,773,306,419) (Note 1)                                    $2,115,605,733
-------------------------------------------------------------------------------------------
Cash                                                                              9,833,341
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,560,974
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,234,611
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   28,983,244
-------------------------------------------------------------------------------------------
Total assets                                                                  2,157,217,903

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                          8,750
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 2,125
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 29,688,596
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,739,064
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,076,369
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          199,178
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        42,419
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,230
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,322,362
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              177,115
-------------------------------------------------------------------------------------------
Total liabilities                                                                40,259,208
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,116,958,695

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,547,151,631
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                          227,446,123
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               342,360,941
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,116,958,695

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($999,789,446 divided by 42,098,106 shares)                                          $23.75
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $23.75)*                              $25.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,047,039,891 divided by 44,765,414 shares)**                                      $23.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($70,129,358 divided by 2,987,817 shares)                                            $23.47
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $23.47)*                              $24.32
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $11,641)                                      $ 18,790,479
-------------------------------------------------------------------------------------------
Interest                                                                          1,731,078
-------------------------------------------------------------------------------------------
Total investment income                                                          20,521,557

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,772,500
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,556,507
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    64,489
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,297
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,851,509
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            11,305,299
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               605,697
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              80,836
-------------------------------------------------------------------------------------------
Registration fees                                                                        75
-------------------------------------------------------------------------------------------
Auditing                                                                             55,535
-------------------------------------------------------------------------------------------
Legal                                                                                16,148
-------------------------------------------------------------------------------------------
Postage                                                                             361,436
-------------------------------------------------------------------------------------------
Other                                                                               548,120
-------------------------------------------------------------------------------------------
Total expenses                                                                   32,241,448
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (727,575)
-------------------------------------------------------------------------------------------
Net expenses                                                                     31,513,873
-------------------------------------------------------------------------------------------
Net investment loss                                                             (10,992,316)
-------------------------------------------------------------------------------------------
Net realized gain on investments (including realized loss of $20,003,211
on sales of investments in affiliated issuers) (Notes 1, 3 and 5)               325,735,319
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,358,135)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (1,220)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                   387
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (49,640,516)
-------------------------------------------------------------------------------------------
Net gain on investments                                                         274,735,835
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $263,743,519
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended May 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                     $    (10,992,316)  $   13,877,187
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         324,375,964      (46,008,008)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (49,640,129)     (69,190,584)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       263,743,519     (101,321,405)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,849,044)      (9,606,931)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (151,081)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --         (183,347)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (20,211,903)     (33,490,827)
--------------------------------------------------------------------------------------------------
   Class B                                                            (22,037,891)     (37,921,426)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,435,937)      (2,556,667)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (796,863,431)    (490,122,175)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (581,654,687)    (675,353,859)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,698,613,382    3,373,967,241
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $6,753,608, respectively)                        $2,116,958,695   $2,698,613,382
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.93       $23.15       $18.76       $16.33       $12.24
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)            (.02)(c)      .17(c)       .17(c)       .13(c)       .14
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.39         (.75)        4.77         3.48         4.37
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.37         (.58)        4.94         3.61         4.51
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.14)        (.09)        (.10)        (.13)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.45)        (.50)        (.46)       (1.08)        (.29)
------------------------------------------------------------------------------------------------
Total distributions                     (.55)        (.64)        (.55)       (1.18)        (.42)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $23.75       $21.93       $23.15       $18.76       $16.33
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.65        (2.40)       26.67        22.91        37.57
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $999,789   $1,246,913   $1,530,290     $525,804     $173,321
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .96          .93         1.03         1.20         1.29
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.10)         .77          .77          .79         1.05
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                188.16        92.49        31.08        38.35        76.68
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions from net investment income amounted to less than $0.01 per share for class B.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.66       $22.86       $18.59       $16.24       $12.19
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)            (.18)(c)      .03(c)        --(c)        --(c)       .04
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.36         (.73)        4.73         3.45         4.35
------------------------------------------------------------------------------------------------
Total from
investment operations                   2.18         (.70)        4.73         3.45         4.39
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                         --           --(d)        --(d)      (.02)        (.05)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.45)        (.50)        (.46)       (1.08)        (.29)
------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.50)        (.46)       (1.10)        (.34)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $23.39       $21.66       $22.86       $18.59       $16.24
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.90        (2.99)       25.72        21.95        36.62
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,047,040   $1,361,513   $1,723,054     $543,015     $153,905
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.63         1.55         1.78         1.95         2.05
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.79)         .15          .02          .03          .30
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                188.16        92.49        31.08        38.35        76.68
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions from net investment income amounted to less than $0.01 per share for class B.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              Jan. 22, 1996+
operating performance                                Year ended May 31                   to May 31
-------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.70       $22.91       $18.62       $16.29       $13.84
-------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------
Net investment income (loss)(c)         (.14)         .06          .06          .04          .02
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.36         (.73)        4.73         3.46         2.43
-------------------------------------------------------------------------------------------------------
Total from
investment operations                   2.22         (.67)        4.79         3.50         2.45
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.04)        (.04)        (.09)          --
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.45)        (.50)        (.46)       (1.08)          --
-------------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.54)        (.50)       (1.17)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $23.47       $21.70       $22.91       $18.62       $16.29
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 10.07        (2.87)       26.04        22.28        17.70*
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $70,129      $90,187     $120,624      $34,763       $2,025
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.46         1.43         1.53         1.70          .66*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.59)         .27          .28          .23          .16*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                188.16        92.49        31.08        38.35        76.68
-------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions from net investment income amounted to less than $0.01 per share for class B.



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Capital Appreciation Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks. Current income is only an incidental consideration in selecting investments for the fund.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $9,087,752 to decrease distributions in excess of net investment income and $1,468,616 to increase paid-in-capital, with a decrease to accumulated net realized gains of $10,556,368. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $727,575 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,143 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 0.95% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively. Prior to September 10, 1999, the annual rate was 0.85% of the average net assets attributable to class B shares.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $201,418 and $11,985 from the sale of class A and class M shares, respectively and $3,596,911 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $36,549 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,568,309,617 and $5,392,017,538, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,662,951       $ 161,189,930
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  935,912          23,893,586
---------------------------------------------------------------------------
                                             7,598,863         185,083,516

Shares
repurchased                                (22,351,830)       (533,202,060)
---------------------------------------------------------------------------
Net decrease                               (14,752,967)      $(348,118,544)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,214,139       $ 381,173,721
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,917,532          40,920,114
---------------------------------------------------------------------------
                                            19,131,671         422,093,835

Shares
repurchased                                (28,393,131)       (622,371,499)
---------------------------------------------------------------------------
Net decrease                                (9,261,460)      $(200,277,664)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,457,026       $  82,029,945
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  810,829          20,448,940
---------------------------------------------------------------------------
                                             4,267,855         102,478,885

Shares
repurchased                                (22,355,117)       (523,987,104)
---------------------------------------------------------------------------
Net decrease                               (18,087,262)      $(421,508,219)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,733,005       $ 324,951,994
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,657,373          35,036,895
---------------------------------------------------------------------------
                                            16,390,378         359,988,889

Shares
repurchased                                (28,917,768)       (625,889,357)
---------------------------------------------------------------------------
Net decrease                               (12,527,390)      $(265,900,468)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    566,231        $ 13,515,701
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   54,591           1,380,612
---------------------------------------------------------------------------
                                               620,822          14,896,313

Shares
repurchased                                 (1,789,485)        (42,132,981)
---------------------------------------------------------------------------
Net decrease                                (1,168,663)       $(27,236,668)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,265,021        $ 27,716,635
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  123,959           2,622,987
---------------------------------------------------------------------------
                                             1,388,980          30,339,622

Shares
repurchased                                 (2,498,516)        (54,283,665)
---------------------------------------------------------------------------
Net decrease                                (1,109,536)       $(23,944,043)
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:


                                                 Purchase          Sales             Dividend       Market
Affiliates                                         cost            cost               Income        Value
----------------------------------------------------------------------------------------------------------
Name of affiliate
----------------------------------------------------------------------------------------------------------
Duckwall-Alco Stores, Inc.                    $     --         $ 2,724,625        $     --     $     --
Engel General Developers, Ltd.                      --           1,887,600              --           --
Epitope Inc.                                        --           7,275,461              --           --
Pentegra Dental Group, Inc. *                       --           1,488,600              --           --
Preferred Employers Holdings                        --           4,241,836              --           --
Scheid Vineyards Inc. Class A                       --           3,281,375              --           --
Wilshire Real Estate Investment
Trust, Inc.                                         --          13,520,000              --           --
----------------------------------------------------------------------------------------------------------
  Totals                                      $     --         $34,419,497        $     --     $     --

*Formerly Omega Orthodontics, Inc.



FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $213,333,440 as capital gain, for its taxable year ended May 31, 2000.

The fund has designated 23.12% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Michael K. Arends
Vice President and Fund Manager

Joseph P. Joseph
Vice President and Fund Manager

Thomas Haslett
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Capital Appreciation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN002  62271  433/948/2BN  7/00